UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     November 13, 2006

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                0-24393           13-3945947
   (State or other jurisdiction     (Commission       (IRS Employer
          of incorporation)         File Number)    Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                    6021
(Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number, including the area code:    (+61) 8 9240-2836


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA GOLD CORPORATION
-----------------------

Item 8.01 Other Events

Aurora Gold Corporation (the "Company", "Aurora Gold"), a mineral exploration company focusing on exploration and development in the Tapajos Gold Province, State of Para, Brazil, is pleased to announce that the Company has completed a road joining its Sao Domingos and Sao Joao properties located in the Tapajos Gold Province, State of Para, Brazil.

-     56  km  Road  joins  the  Sao  Domingos  and  Sao  Joao  properties

Aurora Gold has joined the exploration base at the Sao Domingos property to the Sao Joao property drill target area via a 56 km road sponsored by the company. Aurora Gold will utilize the new road to mobilize the exploration team and drill rigs to the Sao Joao property.

Based on the results from rock chip sampling and the very high grades in the trenches, Aurora Gold is confident of intersecting high-grade gold veins in the drilling on the Sao Joao property.

The road will provide Aurora Gold with the flexibility of exploring both the Sao Joao and Sao Domingos properties in unison.

Aurora Gold is a mineral exploration company focusing on the exploration and development of its 5 exploration properties totalling 44,469 hectares in the Tapajos Gold Province, State of Para, Brazil. The project areas were selected due to their proximity to known gold occurrences and from historical records of gold production. The lithologies associated with the projects are similar to those that have proven to be the host of significant gold occurrences elsewhere in the Tapajos. Aurora Gold's stock trades on the following exchanges under the symbol "ARXG" on the NASD OTC Bulletin Board in the United States of America, under the symbols "A4G.FSE" and "A4G.ETR" on the Frankfurt Exchange and "A4G.BER" on the Berlin-Bremen Stock Exchanges in Germany.


Item 9.01     Financial Statements and Exhibits

(d)     Exhibits:

99.1 Aurora Gold Corporation news release issued November 13, 2006 and disseminated through the facilities of recognized newswire services.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AURORA GOLD CORPORATION


Date: November 13, 2006                      by: /s/ A. Cameron Richardson
      -----------------                          -------------------------
                                                  A. Cameron Richardson
                                                  CFO and Director


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